UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2016

MOBETIZE CORP.

(Exact name of registrant as specified in its charter)

Nevada

333-181747

99-0373704

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

8105 Birch Bay Square Street, Suite 205 Blaine, Washington 98230

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (778) 588-5563

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES.

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On June 2, 2016, Mobetize Corp., (the “Company”), and Alligato, Inc. (“Alligato”) entered into a Share

Exchange Agreement pursuant to which Alligato is to exchange four million eighty one thousand four hundred and eighty one (4,081,481) shares of the Company’s Common Stock for four million eighty one thousand four hundred and eighty one (4,081,481) shares of the Company’s Series B Preferred Stock (the

“Series B Preferred Stock”) in accordance with Section 3(a)(9) of the Securities Act of 1933, as amended

(the “Securities Act”), the (i) Company is the same issuer of the Common Stock and the Series B

Preferred Stock, (ii) no additional consideration was given to Alligato for the exchange, (iii) Alligato is an existing security holder of the Company and (iv) the Company will not pay any commission or remuneration for the exchange.

Ajay Hans, our Chief Executive Officer and a member of the Company’s Board of Directors (the

“Board”) is the principal owner and control person of Alligato. Mr. Hans recused himself from the Board decision to approve the Share Exchange Agreement with Alligato.

On June 2, 2016, the Company and Don Duberstein, a member of the Board (“Duberstein”), entered into a Share Exchange Agreement pursuant to which Duberstein is to exchange one million thirty nine thousand one hundred and sixty seven (1,039,167) shares of the Company’s Common Stock for one million thirty nine thousand one hundred and sixty seven (1,039,167) shares of the Company’s Series B

Preferred Stock in accordance with Section 3(a)(9) of the Securities Act, the (i) Company is the same issuer of the Common Stock and the Series B Preferred Stock, (ii) no additional consideration was given to Duberstein for the exchange, (iii) Duberstein is an existing security holder of the Company and (iv) the

Company will not pay any commission or remuneration for the exchange.

Mr. Duberstein recused himself from the Board decision to approve the Share Exchange Agreement with him.

On June 2, 2016, the Company” and Malek Ladki, a member of the Board (“Ladki”) entered into a Share

Exchange Agreement pursuant to which Ladki is to exchange three hundred thousand (300,000) shares of the Company’s Common Stock for three hundred thousand (300,000) shares of the Company’s

Series B Preferred Stock in accordance with Section 3(a)(9) of the Securities Act of 1933, the (i)

Company is the same issuer of the Common Stock and the Series B Preferred Stock, (ii) no additional consideration was given to Ladki for the exchange, (iii) Ladki is an existing security holder of the

Company and (iv) the Company will not pay any commission or remuneration for the exchange.

Mr. Ladki recused himself from the Board decision to approve the Share Exchange Agreement with him.

As a result of the respective agreements with Alligato, Duberstein and Ladki, the number of outstanding shares of the Company's Common Stock will decrease from 28,750,881 to 23,330,233 and the total number of shares of the Company's Series B Preferred Stock will increase to 5,420,648.

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ITEM 5.03

AMENDMENTS    TO    ARTICLES    OF    INCORPORATION    OR    BYLAWS;

CHANGE IN FISCAL YEAR

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Amendment to Certificate of Designation - On May 20, 2016, the Company filed a Certificate of

Amendment to its Articles of Incorporation (the “Series A Amendment”) with the Nevada Secretary of

State to amend its Designation of Series A Preferred Stock dated February 25, 2016 (the “Series A

Preferred Designation”), in its entirety, to amend the provision related to conversion adjustments.  The

Series A Amendment was approved by the Board on May 11, 2016.

The Series A Preferred Designation provided that in the event the Company adjusted the number of outstanding shares of Common Stock, whether by subdivision or  combination, the number of shares of

Common Stock into which the Series A Preferred Stock could be converted would change in proportion to any subdivision or combination of the Common Stock. The Series A Amendment does not permit any adjustment in the number of shares of Common Stock into which the Series A Preferred Stock can be converted.

Certificate of Designation - On May 23, 2016, the Company filed a Certificate of Designation for Series

B Preferred Stock (the “Series B Preferred Designation”) with the Nevada Secretary of State. The Series

B Designation was approved by the Board on May 11, 2016.

The Series B Preferred Designation designated twenty five million (25,000,000) shares of the authorized preferred share capital as Series B Preferred Stock and provides certain preferences to holders of Series B

Preferred Stock over those rights held by holders of the Company’s Common Stock certain of which rights are summarized as follows:

Conversion Rights – Shares of Series B Preferred Stock can be converted into shares of Common Stock on a one for one (1:1) basis, which conversion is not subject to adjustment, on or after the second (2nd)

anniversary of the designation of the Series B Preferred Stock or on an earlier date if converted in connection with a reorganization, reclassification, consolidation, merger or sale.

Voting Rights – Shares of Series B Preferred Stock entitle the holder thereof to one (1) vote for each share of Series B Preferred Stock, voting together with the Common Stock as a single class, with respect to any and all matters presented to the shareholders of the Company for their action or consideration (whether at a meeting of stockholders of the Company, by written action of stockholders in lieu of a meeting or otherwise).

Rank – Shares of Series B Preferred Stock rank pari pasu with the Common Stock in respect to dividend rights upon voluntary or involuntary liquidation, dissolution or winding up of the Company.

Protection Provisions – The Series B Certificate of Designation may not be altered in any way except with the consent of those holders of a majority of the outstanding shares of Series B Preferred Stock; the

Company may not redeem for value existing shares of Common Stock if such redemption does not include outstanding shares of Series B Preferred Stock; Series B Preferred Stock could only be issued pursuant to a share exchange.

Amendment to Certificate of Designation - On May 31, 2016, the Company filed a Certificate of

Amendment to its Articles of Incorporation (the “Series B Amendment”) with the Nevada Secretary of

State to amend its Designation of Series B Preferred Stock dated May 23, 2016, in its entirety, to amend the protection provision related to the limitations placed on the issuance of Series B Preferred Stock.  The

Series B Amendment was approved by the Board on May 27, 2016.

The Series B Preferred Designation provided that Series B Preferred Stock could only be issued pursuant to a share exchange agreement. The Series B Amendment deleted this limitation on the issuance of Series

B Preferred Stock from the Series B Preferred Designation.

The foregoing descriptions of the Series A Amendment to Certificate of Designation, the Series B

Preferred Designation, Amendment and the preferences associated with the Series B Designation are qualified in their entirety by reference to the full text of each document, and should be read in conjunction with the Amendment and the Series B Designation, copies of the respective documents are filed with this

Current Report on Form 8-K as Exhibit 3.1.1, 3.1.2 and 3.1.3.

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ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

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(d)

Exhibits

The exhibits required to be attached by Item 601 of Regulation S-K are filed herewith.

Exhibit No.

Page No.

Description

3.1.1

Attached

Certificate of Amendment Series A Preferred Designation

3.1.2

Attached

Series B Preferred Designation

3.1.3

Attached

Certificate of Amendment Series B Preferred Designation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mobetize Corp.

Date

By: /s/ Ajay Hans

June 2, 2016

Name: Ajay Hans

Title: Chief Executive Officer